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                                                                       EXHIBIT 6




April 13, 1999




                          INDEPENDENT AUDITOR'S CONSENT


We hereby consent to the incorporation by reference in this Amendment No. 1 to Registration Statement of Virtual Technology Corporation on Form S-8 of our report dated April 11, 1997, appearing in the Company's Registration Statement on Form 10-SB filed February 12, 1999.







/s/ COPELAND, BUHL & COMPANY, P.L.L.P.

Wayzata, Minnesota